                                                                    EXHIBIT 10.1
--------------------------------------------------------------------------------
                                    FORM* OF
                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

         Second Amendment dated as of June 30, 2000 to the Amended and Restated Revolving Credit and Term Loan Agreement (the "Second Amendment"), by and among THE HOLMES GROUP, INC. (FORMERLY KNOWN AS HOLMES PRODUCTS CORP.), a Massachusetts corporation (the "Company"), THE RIVAL COMPANY, a Delaware corporation ("Rival"), HOLMES PRODUCTS (FAR EAST) LIMITED, an entity organized under the laws of the Bahamas ("Far East"), ESTEEM INDUSTRIES LIMITED, an entity organized under the laws of Hong Kong ("Esteem"), RAIDER MOTOR CORPORATION, an entity organized under the laws of the Bahamas ("Raider"), HOLMES PRODUCTS (EUROPE) LIMITED, an entity organized under the laws of the United Kingdom ("Holmes UK"), BIONAIRE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands ("Bionaire BV"), PATTON ELECTRIC (HONG KONG) LTD. a corporation organized under the laws of Hong Kong ("Patton"), THE HOLMES GROUP CANADA LTD. (THE SURVIVOR OF THE AMALGAMATION OF THE RIVAL COMPANY OF CANADA AND HOLMES AIR (CANADA) CORP.), a corporation organized under the laws of Canada ("Holmes Canada" and, collectively with the Company, Rival, Far East, Esteem, Raider, Holmes UK, Bionaire BV and Patton, the "Borrowers", and each individually a "Borrower"), and FLEET NATIONAL BANK (FORMERLY KNOWN AS BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 5, 1999 (as amended by the First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated as of August, 1999 and as further amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, FLEET NATIONAL BANK (FORMERLY KNOWN AS BANKBOSTON, N.A.) in its capacity as administrative agent (the "Agent"), LEHMAN COMMERCIAL PAPER INC. in its capacity as documentation agent, BANKBOSTON, N.A. acting through its Hong Kong and London branches as fronting bank, FLEETBOSTON ROBERTSON STEPHENS INC. (FORMERLY KNOWN AS BANCBOSTON ROBERTSTON STEPHENS INC.) as syndication agent and arranger and LEHMAN BROTHERS INC. as co-arranger. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrowers and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment and Waiver;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

[* Note that within this filing, the "Section" sign is represented by the letters "SS."]

         SS.1. AMENDMENT TO SS.1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Applicable Margin" is hereby amended on August 15, 2000 by replacing the table contained in the definition of Applicable Margin on August 15, 2000 with the following table:


================================================================================
                                       BASE RATE   EUROCURRENCY  COMMITMENT FEE
  LEVEL         LEVERAGE RATIO           LOANS      RATE LOANS        RATE
================================================================================

    I      Greater than or equal to
                   4.75:1.00             1.50%         3.25%         0.500%
================================================================================

   II       Less than 4.75:1.00 but
                    greater
               than or equal to
                   4.25:1.00             1.00%         2.75%         0.500%
================================================================================

   III      Less than 4.25:1.00 but
                    greater
               than or equal to
                   3.75:1.00             0.75%         2.50%         0.500%
================================================================================

   IV       Less than 3.75:1.00 but
                    greater
               than or equal to
                   3.25:1.00             0.50%         2.25%         0.375%
================================================================================

    V         Less than 3.25:1.00        0.50%         2.00%         0.375%
================================================================================

         (b) The definition of "EBITDA" is hereby amended by deleting such definition in its entirety and restating it as follows:

                  EBITDA. With respect to the Company and its Subsidiaries and any fiscal period, an amount equal to Consolidated Net Income for such period, PLUS, to the extent deducted in the calculation of Consolidated Net Income and without duplication, (a) depreciation and amortization for such period, PLUS, (b) the charges (both cash and non-cash) taken in the 1999 fiscal year in connection with the closing of Rival's Fayetteville and New Haven plants, up to an aggregate amount not to exceed $2,200,000 for such fiscal year, PLUS (c) for purposes of calculating compliance with the financial covenants set forth in ss.10 hereof only, any deductions to Consolidated Net Income in the December 31, 1999 and June 30, 2000 fiscal quarters arising from the costs and lost profits associated with the 314/316 heater issue previously disclosed to the Agent and the Banks, up to an aggregate amount not to exceed $5,300,000, PLUS (d) other non-cash charges for such period, PLUS (e) income tax expense for such period, PLUS (f) Consolidated Total Interest Expense paid or accrued during such period, PLUS (g) Integration Expenses paid or accrued during such period, PROVIDED, HOWEVER, such Integration Expenses shall be included to the extent such Integration Expenses are paid or accrued prior to the second anniversary of the

         Closing Date, all as determined on a Pro Forma Basis and in accordance with generally accepted accounting principles.

         SS.2. AMENDMENT TO SS.3 OF THE CREDIT AGREEMENT. Section 3.5 of the Credit Agreement is hereby amended as follows:

         (a) Section 3.5.1(c) of the Credit Agreement is hereby amended by deleting the words "the Base Rate PLUS one and three quarters percent (1.75%)" which appear in ss.3.5.1(c) and substituting in place thereof the words "(i) from the Closing Date through August 14, 2000, the Base Rate PLUS one and three quarters percent (1.75%) and (ii) thereafter, the Base Rate PLUS two percent (2.00%)"; and

         (b) Section 3.5.1(d) of the Credit Agreement is hereby amended by deleting the words "the Eurocurrency Rate PLUS three and one half percent (3 1/2%)" which appears in ss.3.5.1(d) and substituting in place thereof the words "(i) from the Closing Date through August 14, 2000, the Eurocurrency Rate PLUS three and one half percent (3 1/2%) and (ii) thereafter, the Eurocurrency Rate PLUS three and three quarters percent (3 3/4%)".

         SS.3. AMENDMENT TO SS.7 OF THE CREDIT AGREEMENT. Section 7.27 of the Credit Agreement is hereby amended by deleting ss.7.27 in its entirety and restating it as follows:

                  7.27. CHIEF EXECUTIVE OFFICE. The Company's chief executive office is at 233 Fortune Boulevard, Milford, Massachusetts 01757, at which location its books and records are kept. Each of the Guarantors' chief executive office is as set forth in the Security Agreement to which it is a party. Notwithstanding the foregoing, the Company intends to move its chief executive offices to 1 Holmes Way, Milford, Massachusetts 01757 following the completion of the construction of a newly leased facility and upon such move (and notice to the Agent), the Company's and its Domestic Subsidiaries' chief executive office will be 1 Holmes Way, Milford, Massachusetts 01757.

         SS.4. AMENDMENT TO SS.8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended as follows:

         (a) Section 8.4(h) of the Credit Agreement is hereby amended by deletingss.8.4(h) in its entirety and restating it as follows:

                  (h) not later than the beginning of each fiscal year of the Borrowers and their Subsidiaries, the annual budget of the Borrowers and their Subsidiaries for such fiscal year (prepared on a monthly basis); PROVIDED, HOWEVER, notwithstanding the foregoing, the Borrowers shall be required to deliver the annual budget for the 2001 fiscal year by not later than November 30, 2000.

         (b) Section 8.9 of the Credit Agreement is hereby amended by inserting immediately after the text of ss.8.9.2. the following:

                  8.9.3. COLLATERAL REPORTS. By not later than September 30, 2000, the Borrowers will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor and/or commercial finance examiner satisfactory to the Agent (which may be affiliated with one of the Banks), which report shall be in form and substance satisfactory to the Agent. All such collateral value reports and/or commercial finance examinations shall be conducted and made at the expense of the Borrowers.

         SS.5. AMENDMENT TO SS.10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

         (a) Section 10.1 of the Credit Agreement is hereby amended by replacing the ratio "5.25:1" appearing in the table therein opposite the period "October 1, 2000 to December 31, 2000" with the ratio "5.40:1".

         (b) Section 10.2 of the Credit Agreement is hereby amended by replacing the ratio "1.95:1" appearing in the table therein opposite the period "October 1, 2000 to December 31, 2000", with the ratio "1.80:1".

         SS.6. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is further amended by amending SCHEDULES 7.7, 7.19 and 7.20 to the Credit Agreement by supplementing each such Schedule with the information set forth on SCHEDULE A hereto.

         SS.7. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives the following:

         (a) a counterpart of this Second Amendment, executed by the Borrowers, each Guarantor and the required Banks; and

         (b) an amendment fee for each Bank that consents to this Second Amendment on or prior to 12:00 noon (Boston time) on August 11, 2000 in an amount equal to twenty-five basis points on each such consenting Bank's Commitment plus the outstanding amount of such consenting Bank's Term Loans.

         SS.8. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Company and its Subsidiaries taken as a whole, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Second Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate action on the part of each Borrower.

         SS.9. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto or delivered thereunder, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement or any Loan Document shall hereafter refer to the Credit Agreement as amended hereby.

         SS.10. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Documentation Agent or the Banks consequent thereon.

         SS.11. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.12. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                 THE HOLMES GROUP, INC.


                                 By:
                                     ---------------------------------
                                     Title:


                                 THE RIVAL COMPANY

                                 By:
                                     ---------------------------------
                                     Title:


                                 HOLMES PRODUCTS (FAR EAST) LIMITED

                                 By:
                                     ---------------------------------
                                     Title:


                                 ESTEEM INDUSTRIES LIMITED

                                 By:
                                     ---------------------------------
                                     Title:


                                 RAIDER MOTOR CORPORATION

                                 By:
                                     ---------------------------------
                                     Title:


                                 BIONAIRE INTERNATIONAL B.V.

                                 By:
                                     ---------------------------------
                                     Title:


                                 HOLMES PRODUCTS (EUROPE) LIMITED

                                 By:
                                     ---------------------------------
                                     Title:

                                 PATTON ELECTRIC (HONG KONG) LTD.

                                 By:
                                     ---------------------------------
                                     Title:


                                 THE HOLMES GROUP OF CANADA LTD.

                                 By:
                                     ---------------------------------
                                     Title:


                                 FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.)

                                 By:
                                     ---------------------------------
                                     Title:


                                 SYNDICATED LOAN FUNDING TRUST

                                 BY: LEHMAN COMMERCIAL PAPER INC., NOT IN ITS INDIVIDUAL CAPACITY, BUT
                                      SOLELY AS ASSET MANAGER


                                 By:
                                     ---------------------------------
                                     Title:


                                 HELLER FINANCIAL, INC.

                                 By:
                                     ---------------------------------
                                     Title:


                                 LASALLE BANK, NATIONAL ASSOCIATION

                                 By:
                                     ---------------------------------
                                     Title:

                                 COMERICA BANK


                                 By:
                                     ---------------------------------
                                     Title:


                                 KEY CORPORATE CAPITAL INC.

                                 By:
                                     ---------------------------------
                                     Title:


                                 CITIZENS BANK OF MASSACHUSETTS, A
                                 MASSACHUSETTS BANK

                                 By:
                                     ---------------------------------
                                     Title:


                                 STAR BANK, NATIONAL ASSOCIATION

                                 By:
                                     ---------------------------------
                                     Title:


                                 ANTARES CAPITAL CORPORATION

                                 By:
                                     ---------------------------------
                                     Title:


                                 NATIONAL CITY BANK

                                 By:
                                     ---------------------------------
                                     Title:


                                 THE PROVIDENT BANK

                                 By:
                                     ---------------------------------
                                     Title:

                                 FRANKLIN FLOATING RATE TRUST

                                 By:
                                     ---------------------------------
                                     Title:


                                 THE TRAVELERS INSURANCE COMPANY

                                 By:
                                     ---------------------------------
                                     Title:


                                 TRAVELERS CORPORATE LOAN FUND INC.
                                 BY: TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY LLC

                                 By:
                                     ---------------------------------
                                     Title:


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                 By:
                                     ---------------------------------
                                     Title:


                                 MAGNETITE ASSET INVESTORS LLC

                                 By:
                                     ---------------------------------
                                     Title:


                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By:
                                     ---------------------------------
                                     Title:

                                 PILGRIM PRIME RATE TRUST

                                 By:
                                     ---------------------------------
                                     Title:


                                 PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                 By:
                                     ---------------------------------
                                     Title:


                                 SEQUILS-PILGRIM I, LTD.

                                 By:
                                     ---------------------------------
                                     Title:


                                 CAPTIVA IV FINANCE LTD.
                                 AS ADVISED BY PACIFIC INVESTMENT
                                 MANAGEMENT COMPANY LLC

                                 By:
                                     ---------------------------------
                                     Title:


                                 PILGRIM CLO 1999 - 1 LTD.

                                 By:
                                     ---------------------------------
                                     Title:


                                 GREAT POINT CLO 1999 - 1 LTD.

                                 By:
                                     ---------------------------------
                                     Title:

                                 FIRST MASSACHUSETTS BANK

                                 By:
                                     ---------------------------------
                                     Title:


                                 SUMMIT BANK

                                 By:
                                     ---------------------------------
                                     Title:


                                 TRANSAMERICA BUSINESS CREDIT CORPORATION

                                 By:
                                     ---------------------------------
                                     Title:


                                 CHASE BANK OF TEXAS, N.A.

                                 By:
                                     ---------------------------------
                                     Title:


                                 VAN KAMPEN SENIOR INCOME TRUST

                                 By:
                                     ---------------------------------
                                     Title:


                                 VAN KAMPEN PRIME RATE INCOME TRUST

                                 By:
                                     ---------------------------------
                                     Title:

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of June 30, 2000, and agrees that the Amended and Restated Guaranty dated as of February 5, 1999 from each of Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corporation, Patton Electric Company, Inc., Patton Building Products Inc. and Rival Consumer Sales Corporation (collectively, the "Guarantors") in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                 HOLMES MANUFACTURING CORP.

                                 By:
                                     ---------------------------------
                                     Title:

                                 HOLMES AIR (TAIWAN) CORP.

                                 By:
                                     ---------------------------------
                                     Title:

                                 HOLMES MOTOR CORPORATION

                                 By:
                                     ---------------------------------
                                     Title:

                                 PATTON ELECTRIC COMPANY, INC.

                                 By:
                                     ---------------------------------
                                     Title:

                                 PATTON BUILDING PRODUCTS, INC.


                                 By:
                                     ---------------------------------
                                     Title:

                                 RIVAL CONSUMER SALES CORPORATION

                                 By:
                                     ---------------------------------
                                     Title: